Exhibit 10.31

Execution Version

[***] = Certain marked information has been omitted from this exhibit because it is both not material and is the type that the registrant treats as private or confidential.

EIGHTH AMENDMENT
TO FIRST AMENDED AND RESTATED LOAN PROGRAM AGREEMENT

This EIGHTH AMENDMENT TO THE FIRST AMENDED AND RESTATED LOAN PROGRAM AGREEMENT (this “Amendment”) is made as of January 5, 2021 (the “Amendment Effective Date”) by and between CROSS RIVER BANK, an FDIC-insured New Jersey state-chartered bank (“Bank”), and SUNLIGHT FINANCIAL LLC, a Delaware limited liability company (“Sunlight”), amends the terms of that certain First Amended and Restated Loan Program Agreement dated as of February 12, 2018, by and between Bank and Sunlight, as previously amended by that certain First Amendment dated April 17, 2018, that certain letter agreement dated as of July 9, 2018, that certain Third Amendment dated as of October 26, 2018, that certain Fourth Amendment dated as of March 8, 2019, that certain Fifth Amendment dated as of December 1, 2019, that certain Sixth Amendment dated as of March 31, 2020 and that certain Seventh Amendment dated as of June 3, 2020 (as so amended, the “Existing Agreement” and as amended by this Amendment, the “Agreement”). Sunlight and Bank are collectively referred to herein as the “Parties”. Capitalized terms used herein but not otherwise defined herein shall have the meanings set forth therefor in the Existing Agreement.

RECITALS

WHEREAS, the Existing Agreement allows the Parties to mutually agree in writing to modify the Existing Agreement;

WHEREAS, the Parties now desire to amend and modify the Existing Agreement upon the terms and subject to the conditions set forth in this Amendment to, among other things, increase Bank’s commitment to retain certain Loans made pursuant to the Program;

NOW, THEREFORE, in consideration of the foregoing premises and the following terms, and for other good and valuable consideration, the Parties, intending to be legally bound, further agree as follows:

1.	AMENDMENTS TO THE EXISTING AGREEMENT

1.1	Section 2.5(a)(i) of the Existing Agreement is hereby amended and restated as follows:

(i) Notwithstanding anything contained herein or in any Loan Sale Agreement, Bank shall retain the Eligible Required Retention Loans allocated to Bank in accordance with the Allocation Method (each, a “Required Retained Loan” and, collectively, the “Required Retained Loans”), provided that Bank shall not be required to retain any Loans if the retention by Bank of any such Loan (A) would cause the Original Principal Balance of such Loan, when added to the aggregate sum of the Original Principal Balance of all other Required Retained Loans approved in the same calendar month, to exceed the Maximum Monthly Retention Amount (as defined in Exhibit A) for such calendar month, (B) would cause the Original Principal Balance of such Loan, when added to the aggregate sum of the Original Principal Balance of all other Required Retained Loans approved in the same calendar quarter, to exceed the Maximum Quarterly Retention Amount (as defined in Exhibit A) for such calendar quarter, (C) would cause the Original Principal Balance of such Loan, when added to the aggregate sum of the outstanding principal balances of all other Required Retained Loans, to exceed the Maximum Outstanding Retention Amount (as defined in Exhibit A), (D) would cause the Original Principal Balance of such Loan, when added to the aggregate sum of the outstanding principal balances of all other Required Retained Loans, to exceed the Required Retained Loans Interest Only Limit, (E) would cause the Original Principal Balance of such Loan, when added to the aggregate sum of the Original Principal Balance of all other Required Retained Loans having an original tenor of twenty (20) years and approved in the same calendar month, to exceed the Maximum Monthly 20 Year Loan Product Retention Percentage (as defined in Exhibit A) for such calendar month or (F) would cause the Original Principal Balance of such Loan having an original tenor of twenty (20) years, when added to the aggregate sum of the outstanding principal balances of all other Required Retained Loans, to exceed the Maximum Outstanding 20 Year Loan Product Retention Percentage (as defined in Exhibit A). For the avoidance of doubt, Required Retained Loans that are allocated in accordance with this Section 2.5(a) and Exhibit A are not subject to sale under a Loan Sale Agreement.

1.2	The “Terms Applicable to Required Retained Loans” section of Exhibit A of the Existing Agreement is hereby amended and restated in its entirety as follows:

Terms Applicable to Required Retained Loans:

Required Retained Loan Additional Payment Percentage: [***]

Maximum Monthly Retention Amount: [***] (or such greater amount as mutually agreed to by the Parties, which such approvals not to be unreasonably withheld, conditioned or delayed).

Maximum Quarterly Retention Amount: [***].

Maximum Outstanding Retention Amount: [***] (or such greater amount as mutually agreed to by the Parties).

Maximum Monthly 20 Year Loan Product Retention Percentage: [***] of All Required Retained Loans (or such greater percentage as mutually agreed to by the Parties).

Maximum Outstanding 20 Year Loan Product Retention Percentage: [***] of All Required Retained Loans (or such greater percentage as mutually agreed to by the Parties).

Applicable Tenors: Any of the tenors specified for the Eligible Required Retention Loans.

Required Retained Loan Supplemental Fee: [***].

1.3	Annex A to Exhibit A of the Existing Agreement is hereby amended and restated in its entirety in the form set forth as Annex A hereto.

2.	EFFECTIVENESS OF THE AGREEMENT

2.1	Unless otherwise defined or modified in this Amendment, all capitalized words or terms used in this Amendment shall have the definitions ascribed to such words or terms in the Existing Agreement. From and after the effectiveness of this Amendment, references in the Existing Agreement to “the Agreement” or words of similar effect, shall refer to the Existing Agreement as amended by this Amendment.

2.2	Except as expressly amended and modified by this Amendment, all terms and conditions set forth in the Existing Agreement shall remain unmodified, binding, and in full force and effect. This Amendment as applied to the Existing Agreement and the Administration Agreement collectively set forth the entire agreement and understanding of the Parties regarding the particular subject matter of this Amendment, and merges and supersedes all prior or contemporaneous agreements, discussions and correspondence pertaining to the subject matter of this Amendment. This Amendment may be executed in counterpart copies, each of which, and together, shall be effective as original, binding instruments. Delivery of an executed counterpart of a signature page of this Amendment by telecopy, e-mailed .pdf or any other electronic means that reproduces an image of the actual executed signature page shall be effective as delivery of a manually executed counterpart of this Amendment.

2.3	This Amendment shall be governed by and construed in accordance with the laws of the State of New York, including general obligations law Section 5-1401, but otherwise without regard to the conflict of laws principles thereof.

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IN WITNESS WHEREOF, each of the Parties hereto has caused this Amendment to be duly executed as of the day and year first above written.

SUNLIGHT FINANCIAL LLC

By:	/s/ Barry Edinburg
Name:	Barry Edinburg
Title:	Chief Financial Officer

CROSS RIVER BANK

By:	/s/ Gilles Gade
Name:	Gilles Gade
Title:	Chief Financial Officer

By:	/s/ Arlen Gelbard
Name:	Arlen Gelbard
Title:	General Counsel

Annex A

Eligible Required Retention Loans

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